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                                                                    Exhibit 10.3

                            ACLARA BIOSCIENCES, INC.

                         COMMON STOCK ISSUANCE AGREEMENT

        THIS COMMON STOCK PURCHASE AGREEMENT (this "Agreement") is made as of March 12, 2001 by and between ACLARA BioSciences, Inc., a Delaware corporation (the "Company"), and Caliper Technologies Corp., a Delaware corporation ("Caliper").

        WHEREAS, the Company and Caliper are concurrently entering into a Settlement Agreement and General Mutual Release of even date herewith (the "Settlement Agreement"), which provides, among other things, that in consideration for Caliper entering into the Settlement Agreement, the Company will, among other things, issue to Caliper 900,000 shares (the "Shares") of the Company's common stock, $0.001 par value per share (the "Common Stock"); and

        WHEREAS, the Company desires to issue, and Caliper desires to acquire, the Shares.

        NOW THEREFORE, in consideration of the foregoing recitals and the terms and covenants set forth herein, the parties hereby agree as follows:

        1. Authorization and Issuance of the Shares. Subject to the terms and conditions of this Agreement, the Company has authorized the issuance of the Shares to Caliper.

        2. Agreement to Issue and Acquire the Shares.

               2.1 At the Closing (as defined in Section 3), the Company will issue to Caliper, and Caliper will acquire from the Company, upon the terms and conditions hereinafter set forth, the Shares, as partial consideration for the execution by Caliper of the Settlement Agreement. Caliper shall not be obligated to pay any other consideration to the Company in respect of the Shares.

               2.2 Caliper acknowledges and agrees that issuance of the Shares to Caliper and the performance of the Company's obligations under this Agreement (including without limitation its payment obligations under Section 7.2) satisfies in full the Company's obligation to pay $27.5 million and $5 million in accordance with Sections 4(b) and 4(c) of the Settlement Agreement.

        3. Delivery of the Shares and Legal Opinion at Closing. The completion of the issuance of the Shares (the "Closing") shall occur (the "Closing Date") on or before the third business day after the date hereof, at the offices of the Company's counsel. At the Closing, the Company shall deliver to Caliper (i) one stock certificates representing the Shares, such certificate to be registered in the name of Caliper, and (ii) a letter from Latham & Watkins in substantially the form set forth herein as Exhibit B. The Company's obligation to issue the Shares to Caliper shall be subject to the accuracy of the representations and warranties made by Caliper.

        4. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with Caliper, as follows:

               4.1 Organization. The Company is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization. The Company has all corporate power and authority to own, operate and occupy its properties and assets and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each



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jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a material adverse effect upon the business or financial condition of the Company and no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

               4.2 Due Authorization. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, and this Agreement has been duly authorized and validly executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

               4.3 Non-Contravention. The execution and delivery of this Agreement, the issuance and sale of the Shares to be sold by the Company under this Agreement, the fulfillment of the terms of this Agreement and the consummation of the transactions contemplated thereby will not (A) conflict with or constitute a violation of, or default (with or without the giving of notice or the passage of time or both) under, (i) any material bond, debenture, note or other evidence of indebtedness, or under any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which it or its properties or assets are bound, (ii) the charter, by-laws or other organizational documents of the Company, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or its properties or assets, or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which any of it or its properties or assets are bound or to which any of the property or assets of the Company is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States is required for the execution and delivery of this Agreement and the valid issuance and sale of the Shares to be sold pursuant to this Agreement, other than such as have been made or obtained, and except for any securities filings required to be made under federal or state securities laws.

               4.4 Reporting Status. The Company has filed in a timely manner all documents that the Company was required to file under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), during the 12 months preceding the date of this Agreement. Such documents (including, without limitation, all exhibits included or incorporated by reference therein) complied in all material respects with the requirements of the Securities and Exchange Commission (the "SEC") as of their respective filing dates, and the information contained therein as of the date thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading, except to the extent that information contained in any such document has been revised or superseded by a later filed "SEC Document", which shall mean any document filed



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by the Company with the SEC since December 31, 1999 pursuant to the reporting requirements of the Exchange Act, including the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2000 and June 30, 2000 and September 30, 2000.

               4.5 Capitalization. As of the date hereof, the authorized capital stock of the Company consists of 150,000,000 shares of Common Stock and 15,000,000 shares of preferred stock, par value $0.001 per share, of the Company (the "Preferred Stock"). As of December 31, 2000, there were approximately 34,527,670 shares of Common Stock issued and outstanding, and no shares of the Preferred Stock issued and outstanding. The Shares to be issued pursuant to this Agreement have been duly authorized, and when issued in accordance with the terms of this Agreement will be duly and validly issued, fully paid and nonassessable. No preemptive right, co-sale right, right of first refusal or other similar right exists with respect to the Shares or the issuance and sale thereof.

               4.6 Legal Proceedings. Except for proceedings related to the execution of the Settlement Agreement, there is no material legal or governmental proceeding pending or, to the knowledge of the Company, threatened to which the Company is or may be a party or of which the business, property or assets of the Company is subject that is not disclosed in the SEC Documents.

               4.7 No Violations. The Company is not (i) in violation of its charter, bylaws, or other organizational document, or in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, would be reasonably likely to have a material adverse effect on the business or financial condition of the Company or (ii) in default (and there exists no condition which, with or without the passage of time or giving of notice or both, would constitute a default) in any material respect in the performance of any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company is a party or by which the Company is bound or by which the properties or assets of the Company are bound, which would be reasonably likely to have a material adverse effect upon the business or financial condition of the Company.

               4.8 NASDAQ Listing. The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed, and currently complies with the requirements for continued listing, on The Nasdaq Stock Market, Inc. National Market (the "Nasdaq National Market"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the Nasdaq National Market, nor to the Company's knowledge is the National Association of Securities Dealers, Inc. currently contemplating terminating such listing.

               4.9 Listing of the Shares. The Company shall comply with all requirements of the National Association of Securities Dealers, Inc. with respect to the issuance of the Shares and the listing thereof on the Nasdaq National Market

               4.10 S-3 Status. Except for the requirement set forth in General Instruction I.A.3.(a) of Form S-3 requiring that a registrant be subject to the requirements of Section 12 of 15(d) of the Securities and Exchange Act of 1934 for a period of at least 12 calendar months immediately preceding the filing of the registration statement, the Company would meet the requirements for the use of Form S-3 for the registration of the resale of the Shares by Caliper. The Company will use its best efforts to meet the requirements for the use of Form S-3 for the registration of the resale of the



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Shares by Caliper. Once the Company has become eligible to use Form S-3, it will use its best efforts to maintain S-3 status with the SEC during the Registration Period (as defined in Section 6.1(c)).

               4.11 No Registration. Assuming the accuracy of the representations and warranties made by, and compliance with the covenants of, Caliper in Section 5 hereof, no registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act"), is required in connection with the offer and sale of the Shares by the Company to Caliper as contemplated by this Agreement.

               4.12 Form D. The Company agrees to file one or more Forms D with respect to the Shares as required under Regulation D under the Securities Act to claim the exemption provided by Rule 506 of Regulation D.

        5. Representations, Warranties and Covenants of Caliper.

               5.1 Accredited Investor. Caliper represents and warrants to, and covenants with, the Company that: (i) Caliper is an "accredited investor" as defined in Regulation D under the Securities Act and Caliper has the knowledge, sophistication and experience necessary to make, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares; (ii) Caliper is acquiring the Shares for its own account for investment only and with no present intention of distributing any of such Shares or any arrangement or understanding with any other persons regarding the distribution, sale or transfer of such Shares; (iii) Caliper will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any Registrable Shares (as defined in
Section 6.1(a) hereof) except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) Caliper (A) has had no position, office or other material relationship within the past three years with the Company or its affiliates (B) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company and (C) it has no direct or indirect affiliation or association with any NASD member; (v) Caliper will notify the Company immediately of any change in any of such information on Schedule 5.1 until such time as Caliper has sold all of its Registrable Shares or until the Company is no longer required to keep the Registration Statement effective; and (vi) Caliper has, in connection with its decision to acquire the Shares, had access to the SEC Documents and has had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Shares and all such questions have answered to the full satisfaction of Caliper. Caliper understands that its acquisition of the Shares has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Caliper's investment intent as expressed herein. Caliper further understands that the Shares are "restricted securities" under applicable federal and state securities laws and that, pursuant to these laws, Caliper must hold the Shares indefinitely unless they are registered under the Securities Act, or an exemption from such registration requirements is available. Caliper acknowledges that, except as specifically provided for in this Agreement, the Company has no obligation to register or qualify the Shares for resale. Caliper further acknowledges that if an exemption from registration or qualification is



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available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and requirements relating to the Company which are outside of Caliper's control, and which the Company is under no obligation and may not be able to satisfy.

               5.2 No Foreign Offering. Caliper acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Shares, or possession or distribution of offering materials in connection with the issue of the Shares, in any jurisdiction outside the United States where action for that purpose is required. If Caliper is located or domiciled outside the United States it agrees to comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense.

               5.3 Legends; Transfer.

                      (a) Legends. Until the Registrable Shares have been registered on an effective registration statement, the certificate or certificates representing the Registrable Shares shall bear legends in substantially the following form (as well as any legends required by applicable state and federal corporate and securities laws):

                      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

                      (b) Stop-Transfer Notices. Caliper agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

                      (c) Refusal to Transfer. The Company shall not be required
(i) to transfer on its books any Registrable Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or
(ii) to treat as owner of such Registrable Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Registrable Shares shall have been so transferred.

                      (d) All Transfers of the Registrable Shares to be Effected Via Deutsche Banc Alex. Brown. In order to ensure timely and prompt compliance by the parties hereto with the provisions of this Agreement, including without limitation, the provisions of Section 7 hereof, the parties hereto agree that all transfers and sales of any of the Registrable Shares by Caliper shall be effected through the brokerage services department of Deutsche Banc Alex. Brown (or such other broker as may be designated from time to time by the Company).

               5.4 Power and Authority. Caliper further represents and warrants to the Company that (i) Caliper has full right, power, authority and capacity to enter into this Agreement



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and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and (ii) this Agreement constitutes a valid and binding obligation of Caliper enforceable against Caliper in accordance with its terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, and except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

               5.5 Taxes. Caliper understands that nothing in this Agreement or any other materials presented to Caliper in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. Caliper has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares. Caliper further agrees that it will be solely responsible for the withholding and/or payment of any federal, state, or local taxes with respect to the Shares issued to it hereunder, and it will indemnify and hold the Company harmless from all liability related to the tax treatment of the Shares.

               5.6 Agreement to Vote Shares. In all stockholder actions and for so long as Caliper holds any of the Registrable Shares, Caliper agrees to vote the Registrable Shares in the manner recommended by the Company's Board of Directors, except to the extent prohibited by applicable law.

        6. Registration of the Shares; Compliance with the Securities Act.

               6.1 Registration Procedures and Expenses. The Company shall:

                      (a) subject to receipt of necessary information from Caliper, prepare and file with the SEC, within 60 days after the Closing Date, a registration statement (the "Registration Statement") on Form S-3 (or if Company does not qualify for Form S-3 on March 31, 2001, on Form S-1 or Form S-2) to enable the resale of the Registrable Shares (as defined below) by Caliper on a delayed or continuous basis under Rule 415 of the Securities Act. "Registrable Shares" means (i) the Shares and (ii) any shares of capital stock issued or issuable, from time to time, upon any reclassification, share combination, share subdivision, stock split, share dividend, merger, consolidation or similar transaction or event or otherwise as a distribution on, in exchange for, in replacement of, or with respect to any of the foregoing, in each case held at the relevant time by Caliper;

                      (b) use its best efforts, subject to receipt of necessary information from Caliper, to cause the Registration Statement to become effective within 90 days after the Closing Date;

                      (c) prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith and take all such other actions as may be necessary to keep the Registration Statement current and effective for a period (the "Registration Period") commencing on the effective date of the Registration Statement and ending on the earlier of (i) the second anniversary of the effective date of the Registration Statement, (ii) the date on which Caliper may sell all Registrable Shares then held by Caliper under Rule 144(k) of the Securities Act, and (iii) such time as all Registrable Shares held by Caliper have been sold (A)



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pursuant to a registration statement, (B) to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, and/or
(C) in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;

                      (d) furnish to Caliper with respect to the Registrable Shares registered under the Registration Statement such number of copies of the Registration Statement, Prospectuses and Preliminary Prospectuses in conformity with the requirements of the Securities Act and such other documents as Caliper may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Shares by Caliper; provided however, that the obligation of the Company to deliver copies of Prospectuses or Preliminary Prospectuses to Caliper shall be subject to receipt by the Company of reasonable assurances from Caliper that Caliper will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such Prospectuses or Preliminary Prospectuses;

                      (e) take such action as may be necessary to register, qualify or obtain an exemption for the Registrable Shares under such of the state securities laws of United States jurisdictions as shall be necessary to qualify, or obtain an exemption for, the sale of the Registrable Shares in states specified in writing by Caliper; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

                      (f) advise Caliper promptly, (i) after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose, and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order to obtain its withdrawal at the earliest possible moment if such stop order should be issued or other order should be issued; (ii) when the Prospectus or any Prospectus Supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective; and (iii) after the Company shall receive notice or obtain knowledge of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading;

                      (g) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC;

                      (h) bear all expenses in connection with the procedures in paragraphs (a) through (g) of this Section 6.1 and the registration of the Registrable Shares pursuant to the Registration Statement.

              6.2 Transfer of Shares; Suspension.

                      (a) Caliper agrees that it will not effect any sale, offer to sell, solicitation of offers to buy, disposition of, loan, pledge or grant of any right with respect to (each, a



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"Disposition") the Registrable Shares or its right to purchase the Registrable
Shares that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Section 6.1 and as described below or otherwise in accordance with the Securities Act, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding Caliper or its plan of distribution.

                      (b) Except in the event that paragraph (c) below applies, the Company shall, (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Registrable Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide Caliper copies of any documents filed pursuant to Section 6.2(b)(i); and (iii) inform Caliper that the Company has complied with its obligations in Section 6.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify Caliper to that effect, will use its commercially reasonable efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify Caliper pursuant to Section 6.2(b)(i) hereof when the amendment has become effective).

                      (c) Subject to paragraph (d) below, in the event (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose;
(iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) of any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall deliver a certificate in writing to Caliper (the "Suspension Notice") to the effect of the foregoing and, upon receipt of such Suspension Notice, Caliper will refrain from selling any Registrable Shares pursuant to the Registration Statement (a "Suspension") until Caliper's receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Company will use its commercially reasonable efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after the delivery of a Suspension Notice to Caliper. In addition to and without limiting



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any other remedies (including, without limitation, at law or at equity)
available to Caliper, Caliper shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 6.2(c).

                      (d) Notwithstanding the foregoing paragraphs of this
Section 6.2, Caliper shall not be prohibited from selling Registrable Shares under the Registration Statement as a result of Suspensions on more than two occasions of not more than 20 days each in any twelve month period, unless, in the good faith judgment of the Company's Board of Directors, upon advice of counsel, the sale of Registrable Shares under the Registration Statement in reliance on this paragraph 6.2(d) would be reasonably likely to cause a violation of the Securities Act or the Exchange Act and result in potential liability to the Company.

                      (e) Provided that a Suspension is not then in effect, Caliper may sell Registrable Shares under the Registration Statement, provided that it arranges for delivery of a current Prospectus to the transferee of such Shares.

                      (f) In the event of a sale of Registrable Shares by Caliper under the Registration Statement, Caliper shall deliver to the Company's transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit A, so that the Registrable Shares may be properly transferred.

              6.3 Indemnification.

                      (a) For the purpose of this Section 6.3:

                           (i) the term "Registration Statement" shall include
any final Prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 6.1; and

                           (ii) the term "untrue statement" shall include any
untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement or Prospectus a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                      (b) The Company agrees to indemnify and hold harmless Caliper, the officers, directors and any underwriter (as defined in the Securities Act) of Caliper, and each person, if any, who controls Caliper or such underwriter within the meaning of the Securities Act or the Exchange Act, from and against any losses, claims, damages or liabilities to which Caliper may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any untrue statement of a material fact contained in the Registration Statement, or (ii) any failure by the Company to fulfill any undertaking included in the Registration Statement, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any rule or regulation promulgated under the Securities Act or the Exchange Act, and the Company will reimburse Caliper for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information



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furnished to the Company by or on behalf of Caliper specifically for use in preparation of the Registration Statement or the failure of Caliper to comply with its covenants and agreements contained in Sections 5.3 or 6.2 hereof respecting sale of the Registrable Shares or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to Caliper prior to the pertinent sale or sales by Caliper.

                      (c) Caliper agrees to indemnify and hold harmless the Company, the officers and directors of the Company, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure to comply with the covenants and agreements contained in Section 5.3 or 6.2 hereof respecting sale of the Shares, or (ii) any untrue statement of a material fact contained in the Registration Statement if such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of Caliper specifically for use in preparation of the Registration Statement, and Caliper will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim. Notwithstanding the foregoing, Caliper's liability pursuant to this subsection (b) shall be limited to the net amount received by Caliper from the sale of the Shares, unless such liability resulted from gross negligence or willful misconduct by Caliper.

                      (d) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 6.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 6.3 (except to the extent that such omission materially and adversely affects the indemnifying party's ability to defend such action) or from any liability otherwise than under this Section 6.3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

                      (e) If the indemnification provided for in this Section
6.3 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and Caliper on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or Caliper on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and Caliper agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if Caliper were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), Caliper shall not be required to contribute any amount in excess of the net amount received by Caliper from the sale of the Shares. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                      (f) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 6.3, and are fully informed regarding said provisions.

                      They further acknowledge that the provisions of this
Section 6.3 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Act and the Exchange Act. The parties are advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain of the provisions of this Section 6.3, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 6.3 and further agree not to attempt to assert any such defense.

               6.5 Termination of Conditions and Obligations. The conditions precedent imposed by Section 5 or this Section 6 upon Dispositions of the Registrable Shares by Caliper shall cease and terminate as to any particular number of the Registrable Shares when such Registrable Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Registrable Shares or at such time as an opinion of counsel reasonably satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act (provided that such opinion shall not be required if the Company shall be furnished with written documentation reasonably satisfactory to it that such Registrable Shares are being transferred in a customary transaction exempt from registration under Rule 144 under the Securities Act).

        7. Certain Dispositions of the Registrable Shares Following 18-Month Anniversary.

               7.1 Definitions. For purposes of this Section 7, the following definitions shall apply;

                      (a) "Business Day" shall have the meaning given it in the Letter of Credit (as defined in Section 8).

                      (b) "Covered Shares" means, on any date, Registrable Shares which, as of such date are not Uncovered Shares.

                      (c) "Fair Market Value" means, as of a particular date, the value of Common Stock determined as follows:

                           (i) If the Common Stock is listed on any established
stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the market trading day prior to such date, as reported in The Wall Street Journal;

                           (ii) If the Common Stock is quoted on the Nasdaq
System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the market trading day prior to such date, as reported in The Wall Street Journal;

                           (iii) In the absence of an established market for the
Common Stock, the Fair Market Value shall be determined by a nationally-recognized investment banking firm chosen by the Board of Directors of the Company, subject to the approval of Caliper (which approval shall not be unreasonably withheld).

                      (d) "Holding Period" shall mean the period beginning on the effective date of the Registration Statement and ending on August 21, 2002.

                      (e) "Minimum Price" shall mean $36.11, as adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, any exchange ratio in connection with any merger, exchange offer or other business combination, or other similar event occurring after the date hereof.

                      (f) "Threshold Number" for any day means 15% of the average of the daily trading volume of the Common Stock as published in The Wall Street Journal for the twenty (20) trading days preceding such day.

                      (g) "Uncovered Shares" means, on any date, Registrable Shares with respect to which the Company's obligation to pay the Difference pursuant to Section 7.2 has been deemed satisfied under and pursuant to the provisions of Section 7.3(a).

               7.2 Certain Dispositions. Subject to Section 7.3:

                      (a) If, at any time after August 21, 2002 but before February 21, 2003 Caliper provides notice (the "Notice of Disposition") to the Company that Caliper desires to effect a Disposition of Covered Shares (which Notice of Disposition shall include the date of the proposed disposition (the "Proposed Disposition Date"), the number of Covered Shares proposed to be disposed of and shall be delivered to the Company no less than ten (10) Business Days before the Proposed Disposition Date), the Company may elect to repurchase such Covered Shares by providing notice of such election to Caliper within five
(5) Business Days from receipt of the Notice of Disposition.

                      (b) If Company elects to repurchase such Covered Shares, on the Proposed Disposition Date, Caliper shall deliver such Covered Shares to the Company upon receipt from the Company, by wire transfer of immediately available funds, of an amount equal to (i) the Fair Market Value on the Proposed Disposition Date multiplied by the number of Covered Shares repurchased plus
(ii) the positive difference, if any, between the Minimum Price and Fair Market Value on the Proposed Disposition Date multiplied by the number of Covered Shares repurchased.

                      (c) If Company does not elect to repurchase such Covered Shares, Company shall, within four (4) Business Days of receipt of notice from Caliper of the Disposition of all or some of such Covered Shares by Caliper, pay to Caliper, by wire transfer of immediately available funds, an amount equal to the positive difference, if any, between the Minimum Price multiplied by the number of Covered Shares sold by Caliper, and the net amount actually received by Caliper from such Disposition (after deduction of applicable brokerage commissions and fees). The notice shall include the number of Covered Shares sold and the net amount actually received by Caliper from the sale of the shares.

                      (d) If for any reason (including, without limitation, because the sale of the Covered Shares is restricted under the Securities Act or because there is no liquid market for the Covered Shares) any Covered Shares included in the Notice of Disposition and not repurchased by the Company pursuant to Section 7.2(b) remain unsold by Caliper thirty (30) days after the date of the Notice of Disposition, Caliper shall so notify Company. Within four
(4) Business Days of receipt by Company of such notice, Company shall repurchase such unsold Covered Shares by paying Caliper, by wire transfer of immediately available funds, an amount equal to (i) the Fair Market Value on the day preceding the date of such repurchase multiplied by the number of Covered Shares repurchased, plus (ii) the positive difference, if any, between the Minimum Price and such Fair Market Value multiplied by the number of Covered Shares repurchased. Within four (4) Business Days of receipt of such amount from the Company, Caliper shall deliver such repurchased Covered Shares to Company.

                      (e) Any amount paid by Company to Caliper under Section
7.2 (b)(ii), Section 7.2(c) or Section 7.2(d)(ii) shall be referred to as the "Difference". The parties hereto agree that any payment of the Difference to Caliper shall constitute part of the consideration for execution by Caliper of this Agreement.

                      (f) With respect to the sale of Covered Shares on any given trading day, Caliper covenants and agrees to instruct the broker handling the Disposition (the "Broker") to sell, on any given trading day, a number of Covered Shares that does not exceed the Threshold Number, calculated as of the date of the Notice of Disposition.

                      (g) Notwithstanding anything in this Agreement to the contrary, if at any time prior to February 21, 2003, the Company's shareholders receive cash or securities in connection with a tender offer, recapitalization transaction, merger or other business combination, then

               (i) if 95% or more of the market value of the consideration received by the Company's shareholders is cash, then the Company shall, within four (4) Business Days of receipt of notice from Caliper of the surrender by Caliper in such transaction of Covered Shares, pay to Caliper, by wire transfer of immediately available funds, an amount equal to the positive difference, if any, between the (x) Minimum Price multiplied by the number of Covered Shares surrendered by Caliper in such transaction, and (y) the sum of the net amount of cash plus the market value of any other consideration actually received by Caliper in such transaction; and

               (ii) if the consideration received by the Company's shareholders is not all cash, then the securities received by Caliper in such transaction shall be subject to the provisions of this Section 7 and shall be substituted in lieu of the Common Stock in all portions of this
        Section 7 and the Minimum Price shall be reduced by the amount of cash per share of Common Stock received by Caliper, and after such reduction, the Minimum Price shall be adjusted to give effect to such transaction.

               7.3 Limits on Company's Obligation to Pay Caliper.

                      (a) Notwithstanding anything to the contrary in Section 7.2, if on any trading day during the Holding Period (other than a day when there is no Registration Statement in effect with respect to the Registrable Shares (including, without limitation, during a Suspension) or the Company's Common Stock is not listed on an established stock exchange or a national market system), the average of the Fair Market Value of the Common Stock as determined pursuant to Section 7.1(c)(i) on each of the five (5) market trading days prior to such date is equal to or greater than the Minimum Price, then for each consecutive trading day following such date on which the Fair Market Value is equal to or greater than the Minimum Price, if Caliper does not sell the Threshold Number of Registrable Shares for such day, then the Company's obligation to pay the Difference pursuant to Section 7.2 shall be deemed satisfied with respect to a number of Registrable Shares equal to the Threshold Number for such day less the number of Registrable Shares actually sold on such day; provided, however that if, on any day upon which Caliper would otherwise be required to sell shares pursuant to this Section 7.3(a), Caliper instructs the Broker to sell the Threshold Number of Registrable Shares for such day at or above the Minimum Price (net of applicable brokerage commissions) and the Broker fails to sell all of such Threshold Number of Registrable Shares at a price at or above the Minimum Price (net of applicable brokerage commissions and fees), the Company's obligation to pay the Difference shall not be deemed satisfied with respect to such number of Registrable Shares that the Broker was unable to sell at or above the Minimum Price (net of applicable brokerage commissions and fees).

                      (b) If at the time of the sale by Caliper of any Registrable Shares, there are any Uncovered Shares, then such sale of Registrable Shares shall be deemed to be a sale of Covered Shares.

                      (c) Examples.

                           (i) Example 1. If the Fair Market Value of the Common
Stock during the Holding Period is at or above $36.11 per share for 12 consecutive trading days, and the daily Threshold Number for each of trading days 6 through 12 is equal to 60,000, then, if Caliper sells no Registrable Shares during days 6 through 12, the Company's obligation to repurchase the Registrable Shares or to pay the Difference pursuant to Section 7.2 hereof shall lapse and be deemed satisfied with respect to 360,000 Registrable Shares. Assuming that Caliper sold no Registrable Shares during the Holding Period, at the end of the Holding Period, Caliper would own 900,000 Registrable Shares, of which 360,000 would be Uncovered Shares and 540,000 would be Covered Shares.

                           (ii) Example 2. If, in the case of Example 1 above,
Caliper further elects to sell 65,000 shares on Day 7, then under Section 7.3(a) the Company's obligation to repurchase the Registrable Shares or to pay the Difference pursuant to Section 7.2 hereof shall lapse and be deemed satisfied with respect to 300,000 Registrable Shares. Assuming that Caliper sold no other Registrable Shares during the Holding Period, at the end of the Holding Period, Caliper would own 835,000 Registrable Shares, of which 300,000 would be Uncovered Shares and 535,000 would be Covered Shares.

                           (iii) Example 3. If, in the case of Example 1 above,
Caliper further elects to sell 55,000 shares on Day 7, then under 7.3(a) the Company's obligation to repurchase the Registrable Shares or to pay the Difference pursuant to Section 7.2 hereof shall lapse and be deemed satisfied with respect to 305,000 Registrable Shares. Assuming that Caliper sold no other Registrable Shares during the Holding Period, at the end of the Holding Period, Caliper would own 845,000 Registrable Shares, of which 305,000 would be Uncovered Shares and 540,000 would be Covered Shares.

                           (iv) Example 4. If, in the case of Example 1 above,
Caliper further elects to sell 55,000 shares on Day 7, then under Section 7.3(a) the Company's obligation to repurchase the Registrable Shares or to pay the Difference pursuant to Section 7.2 hereof shall lapse and be deemed satisfied with respect to 305,000 Registrable Shares. In addition, if the Fair Market Value of the Common Stock was $35.00 on Day 13 and $37.00 on Day 14 and Caliper elected to sell an additional 25,000 shares on Day 13, then at the end of the Holding Period, Caliper would own 820,000 Registrable Shares, of which 305,000 would be Uncovered Shares and 515,000 would be Covered Shares.

               7.4 Except as to the limitations set forth in Sections 7.2(f) and
7.3 hereof, the Company shall have no obligation to pay the Difference for any Disposition of Registrable Shares occurring prior to August 21, 2002 or after February 21, 2003.

        8. Letter of Credit and Obligation of Caliper to Deliver Reduction Certificates. A letter of credit, in the form attached hereto as Exhibit C, shall be provided by Deutsche Bank (the "Bank") for the benefit of Caliper, effective as of the date hereof (the "Letter of Credit"). The stated amount of the Letter of Credit shall initially be $32.5 million (the "Stated Amount"). The Stated Amount shall be subject to reduction in accordance with the subsections of this Section 8.

               (a) Term. The Letter of Credit will terminate upon the earlier of
(i) the date upon which, as a result of the submission to the Bank by Caliper of a Draw Certificate or a Reduction Certificate pursuant to the Letter of Credit, the Stated Amount of the Letter of Credit is reduced to zero; and (ii) August 26, 2003.

               (b) Payment of Fees for Letter of Credit and Right of Offset. The Company shall invoice Caliper on a quarterly basis for fifty percent (50%) of all fees paid by the Company to Bank during such quarter pursuant to that certain fee agreement between the Company and the Bank (the "Fee Agreement"); provided that (i) Caliper shall pay one hundred percent (100%) of all fees related to the Letter of Credit that accrue after the earlier to occur of (v) five (5) Business days after the Disposition of all Covered Shares by Caliper in a Disposition that does not require the Company to pay the Difference with respect thereto; (w) five (5) Business Days after the payment by the Company of the Difference in a Disposition that requires the Company to pay the Difference with respect thereto; (x) five (5) Business Days after the repurchase of the Registrable Shares and the payment of the Difference by the Company pursuant to
Section 7.2; (y) five (5) Business Days after the date that the Company's obligations to pay the Difference has lapsed pursuant to Section 7.3 with respect to all Registrable Shares; and (z) March 28, 2003; (ii) Caliper shall pay one hundred percent (100%) of all fees attributable to the L/C Reduction Amount (as defined below) with respect to each L/C Reduction (as defined below) to the extent that such fees accrue after the L/C Reduction Date for such L/C Reduction; and (iii) for purposes of this provision (x) an "L/C Reduction" means any reduction in the Stated Amount of the Letter of Credit which would result from the delivery by Caliper to the Bank of a Reduction Certificate pursuant to
Section 8(c)(i)(D) or Section 8(c)(i)(E); (y) "L/C Reduction Amount" means, for any L/C Reduction, the amount of the reduction in the Stated Amount of the Letter of Credit which results from the delivery by Caliper to the Bank of the Reduction Certificate with respect to such L/C Reduction; and (z) "L/C Reduction Date" means, for any L/C Reduction, the date five (5) Business Days after the Company has made the payments referred in Section 8(c)(i)(D) or Section 8(c)(i)(E), as applicable, with respect to such L/C Reduction. All such invoices shall be accompanied by a copy of the invoice submitted to the Company by the Bank for such quarter. Caliper shall pay all properly invoiced fees within five
(5) Business Days of receipt of such invoice. The Company covenants and agrees that it shall not modify the Fee Agreement without the prior written consent of Caliper, which consent shall not be unreasonably withheld.

               (c) Covenants of Caliper.

                       (i) Caliper covenants and agrees that:

                           (A) if Caliper sells Registrable Shares on or prior
to August 21, 2002, other than pursuant to Section 7.3(a), then within five (5) Business Days of the day on which Caliper sells such Registrable Shares it shall submit to the Bank a duly completed Early Sale Certificate (as defined in the Letter of Credit) with respect to such sale;

                           (B) within five (5) Business Days of the day on
which, pursuant to Section 7.3(a), the Company's obligation to pay the Difference pursuant to Section 7.2 is deemed satisfied as with respect to any Registrable Shares, Caliper shall submit to the Bank a duly completed Reduced Obligation Certificate (as defined in the Letter of Credit) with respect to such Registrable Shares;

                           (C) if Caliper sells Registrable Shares after August
21, 2002 and receives a net amount greater than $36.11 per share sold, then within five (5) Business Days of the day on which such sale occurs, Caliper shall submit to the Bank, a duly completed Sale Certificate (as defined in the Letter of Credit) with respect to such sale;

                           (D) if Caliper sells Registrable Shares after August
21, 2002 and receives a net amount less than $36.11 per share sold, then within one hundred fifty-one (151) days of the day on which Caliper receives the payment from the Company of the amount required to be paid by the Company to Caliper pursuant to Section 7.2(c), Caliper shall submit to the Bank, a duly completed Sale Certificate with respect to such sale and payment; and

                           (E) if the Company repurchases Registrable Shares
pursuant to Section 7.2(b), then within one hundred fifty-one (151) days of the day on which Caliper receives the payment from the Company of the amount required to be paid by the Company to Caliper pursuant to Section 7.2(b) or 7.2(d), as applicable, Caliper shall submit to the Bank, a duly completed Repurchase Certificate (as defined in the Letter of Credit) with respect to such repurchase.

                      (ii) If Caliper fails to submit any certificate which it is required to submit pursuant to Section 8(c)(i), then Caliper shall pay all fees that are incurred by the Company with respect to the Letter of Credit as a result of such failure.

        9. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (i) if within domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (ii) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (A) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (B) if delivered by nationally recognized overnight carrier, one business day after so mailed, (C) if delivered by International Federal Express, two business days after so mailed, and (D) if delivered by facsimile, upon electric confirmation of receipt and shall be delivered as addressed as follows:

               (a)     if to the Company, to:

                             ACLARA BioSciences, Inc.
                             1288 Pear Avenue
                             Mountain View, CA  94043-1432
                             Attn:  President and CEO
                             Phone:  (650) 210-1200
                             Telecopy:  (650) 210-1210

                       with a copy to:

                             Latham & Watkins
                             135 Commonwealth Drive
                             Menlo Park, CA  94025

                             Attn:  Michael W. Hall, Esq.
                             Phone:  (650) 328-4600
                             Telecopy:  (650) 463-2600

               (b) if to Caliper, to the following address, or at such other address or addresses as may have been furnished to the Company in writing:

                              Caliper Technologies Corp.
                              605 Fairchild Drive
                              Mountain View, California 94043-2234
                              Attn:  Chief Accounting Officer
                              Phone:  (650) 623-0700
                              Telecopy: (650) 623-0505


                       with a copies to:

                              Caliper Technologies Corp.
                              605 Fairchild Drive
                              Mountain View, California 94043-2234
                              Attn:  Sr. Director of Legal Affairs
                              Phone:  (650) 623-0700
                              Telecopy: (650) 623-0505

                      and

                             Covington & Burling
                             601 California Street
                             San Francisco, CA 94108
                             Attn: James C. Snipes
                             Phone:  415-591-6000
                             Telecopy:  415-591-6091

        10. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and Caliper.

        11. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

        12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without giving effect to the principles of conflicts of law.

        13. Entire Agreement. Except for the provisions contained in Section 20 of the Settlement Agreement, this Agreement, together with the exhibits attached hereto, constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to such subject matter are expressly cancelled.

        14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

        15. Finder's Fees. Each of the Company and Caliper represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction.

        16. California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

        17. Dispute Resolution. All disputes, controversies, or claims of any nature between or among the parties hereto arising our of, concerning or relating to this Agreement shall be determined in accordance with Section 20 of the Settlement Agreement.

        18. Assignment. This Agreement, and any rights and obligations arising hereunder, may not be sold, transferred, assigned, delegated, pledged, or otherwise disposed of, in whole or part, whether voluntarily, by operation of law or otherwise, by any party without the prior written consent of the other party, which consent shall not be unreasonably withheld, except that either party may assign this Agreement, without the other party's consent, in connection with a Change in Control (as defined by the Cross-License Agreement entered into by and between the Company and Caliper as of even date herewith) of the assigning party. As a condition to any assignment or transfer under this
Section 18, the assignee or transferee shall assume all obligations of its assignor or transferor under this Agreement. The rights and liabilities of the parties hereto will bind, and inure to the benefit of, their respective and permitted assignees and successors. Any attempted assignment or transfer other than in accordance with this Section 18 shall be null and void.


                            [SIGNATURE PAGE FOLLOWS]

               IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first written above.



 ACLARA BIOSCIENCES, INC.                  CALIPER TECHNOLOGIES CORPORATION
 a Delaware corporation                    a Delaware corporation


 /s/ Joseph M. Limber                      /s/ Daniel L. Kisner
 ------------------------------            -------------------------------------
 Joseph M. Limber                          Daniel L. Kisner
 President and Chief Executive Officer     President and Chief Executive Officer


               [SIGNATURE PAGE TO COMMON STOCK ISSUANCE AGREEMENT]

                                    Exhibit A

                         CERTIFICATE OF SUBSEQUENT SALE

Mellon Investor Services LLC
85 Challenger Road
Ridgefield Park, NJ  07660
Attention:  Restricted Transfer Department, Phyllis Del Vecchio
Facsimile: (201) 296-4206


      RE: Sale of Shares of Common Stock of ACLARA BioSciences, Inc. (the "Company") pursuant to the Company's Prospectus dated _____________ (the "Prospectus")

Ladies and Gentlemen:

        The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Stockholders in the Prospectus, that the undersigned has sold the shares pursuant to the Prospectus and in a manner described under the caption "Plan of Distribution" in the Prospectus and in accordance with the Prospectus delivery requirements of the Securities Act of 1933, as amended.


Selling Stockholder (the beneficial owner):
                                           -------------------------------------
Record Holder (e.g., if held in name of nominee):
                                                 -------------------------------
Restricted Stock Certificate No.(s):
                                    --------------------------------------------
Number of Shares Sold:
                      ----------------------------------------------------------
Date of Sale:
             -------------------------------------------------------------------

        In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate.

                                         Very truly yours,

Dated:                                   By:
       -----------------------------        ------------------------------------
                                         Print Name:
                                                    ----------------------------
                                         Title:
                                               ---------------------------------
cc:     President and CEO
        ACLARA BioSciences, Inc.
        1288 Pear Avenue
        Mountain View, CA  94043-1432

                                    EXHIBIT B

                          LETTER FROM LATHAM & WATKINS


Caliper Technologies Corp.
650 Fairchild Drive
Mountain View, California 94043-2234

Ladies and Gentlemen:

        We have acted as special counsel to ACLARA BioSciences, Inc., a Delaware corporation (the "Company"), in connection with the issuance of 900,000 shares of the Company's common stock, par value $.001 per share (the "Shares"), pursuant to the Common Stock Issuance Agreement by and between the Company and Caliper Technologies Corp, a Delaware corporation, dated as of March ___, 2001 (the "Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Agreement.

        As such counsel, we have examined such matters of fact and questions of law as we have considered appropriate for purposes of this opinion. In our examination, we have assumed the genuineness of all signatures (other than those on behalf of the Company), the authenticity of all documents submitted to us as originals, and the conformity to authentic original documents of all documents submitted to us as copies. As to facts material to the opinions, statements and assumptions expressed herein, we have, with your consent, relied upon oral or written statements and representations of officers and other representatives of the Company and others. In addition, we have obtained and relied upon such certificates and assurances from public officials as we have deemed necessary.

        We are opining herein as to the effect on the subject transaction only of the federal laws of the United States and the General Corporation Law of the State of Delaware, and we express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction or, in the case of Delaware, any other laws, or as to any matters of municipal law or the laws of any local agencies within any state.

        Subject to the foregoing, it is our opinion, as of the date hereof, that the Shares, upon issuance, delivery and payment therefor in the manner contemplated by the Agreement, will be validly issued, fully paid and nonassessable.

        This opinion is rendered only to you and is solely for your benefit in connection with the transactions covered hereby. This opinion may not be relied upon by you for any other purpose, without our prior written consent.

                                               Very truly yours,

                                    EXHIBIT C

                            FORM OF LETTER OF CREDIT

                                 March ___, 2001



Caliper Technologies Corp.
605 Fairchild Drive
Mountain View, CA 94043-2234
Attention:  Jim Knighton

               Re:    Irrevocable Standby Letter of Credit No.____________

Ladies and Gentlemen:

               We hereby establish at the request and for the account of ACLARA BioSciences, Inc., a Delaware corporation (the "Company"), 1288 Pear Avenue, Mountain View, California 94043-1432, in your favor our Irrevocable Standby Letter of Credit No. ______________ (this "Letter of Credit") in the amount up to Thirty-Two Million, Five Hundred Thousand United States Dollars (U.S. $32,500,000.00) on the date hereof (as such amount is reduced from time to time pursuant to the provision hereof, the "Stated Amount"), effective immediately and expiring at our offices located at 31 West 52nd Street, New York, New York 10019 on the earlier of (i) the date upon which pursuant to a Draw Certificate or a Reduction Certificate submitted to us by you, the Stated Amount of this Letter of Credit is reduced to zero and (ii) August 26, 2003 (the "Stated Termination Date"). Partial drawings are permitted hereunder.

               This Letter of Credit is issued to you in connection with that certain Common Stock Issuance Agreement, made as of March ___, 2001 (as amended, modified and supplemented from time to time, the "Issuance Agreement"), by and between the Company and you. The Company has informed us that pursuant to the Issuance Agreement, the Company has issued 900,000 shares of the Company's common stock, $0.001 par value (the "Common Stock") to you and that under certain circumstances, the Company is obligated to make payments to you with respect to the Common Stock.

               We hereby irrevocably authorize you to draw on us by one or more drawings in accordance with the terms and conditions of this Letter of Credit an amount not to exceed Stated Amount at the time of such drawing, after giving effect to all reductions in the Stated Amount on or prior to the date of such drawing. Funds under this Letter of Credit will be made available to you against presentation to us at our offices as aforesaid of any of the following certificates:

                (1) a duly completed Stock Sale Draw Certificate in the form of Annex A hereto (such certificate, a "Stock Sale Draw Certificate"), which Stock Sale Draw Certificate is to be submitted by you if, pursuant to the Issuance Agreement, you have sold shares of Common Stock and the Company has failed to make the payments required pursuant to Section 7.2(c) of the Issuance Agreement in connection with such sale; or

                (2) a duly completed Stock Repurchase Draw Certificate in the form of Annex B hereto (such certificate, a "Stock Repurchase Draw Certificate"), which Stock Purchase Draw Certificate is to be submitted by you if, pursuant to the Issuance Agreement, the Company has failed to make the payments required pursuant to Section 7.2(b)(i) and Section 7.2(b)(ii) of the Issuance Agreement in connection with such repurchase;

                (3) a duly completed Remainder Stock Repurchase Draw Certificate in the form of Annex C hereto (such certificate, a "Remainder Stock Repurchase Draw Certificate"), which Remainder Stock Purchase Draw Certificate is to be submitted by you if, pursuant to the Issuance Agreement, the Company has failed to make the payments required pursuant to Section 7.2(d)(i) and Section 7.2(d)(ii) of the Issuance Agreement in connection with such repurchase; or

                (4) a duly completed Cash Tender Offer Draw Certificate in the form of Annex D hereto (such certificate, a "Cash Tender Offer Draw Certificate"), which Cash Tender Offer Draw Certificate is to be submitted by you if, pursuant to the Issuance Agreement, the Company has failed to make the payments required pursuant to Section 7.2(f) in connection with such transaction; or

                (5) a duly completed Disgorgement Draw Certificate in the form of Annex E hereto (such certificate, a "Disgorgement Draw Certificate," and together with the Stock Sale Draw Certificate, the Stock Repurchase Draw Certificate, the Remainder Stock Repurchase Draw Certificate and the Cash Tender Offer Draw Certificate, collectively, the "Draw Certificates" and individually, a "Draw Certificate"), which Disgorgement Draw Certificate is to be submitted by you if any amount paid to you by the Company pursuant to Section 7.2 of the Issuance Agreement is repaid by you voluntarily to, or as a result of the recovery by, the Company (or by a trustee in the Bankruptcy Case (as defined below)) as a preferential transfer or other avoidable transaction in any case under the U.S. Bankruptcy Code or under any other applicable bankruptcy, insolvency, liquidation, reorganization, receivership or similar law (collectively and individually referred to as the "Bankruptcy Case"), in which the Company is the debtor, or alleged debtor.

A Draw Certificate may be presented to us at our offices as aforesaid on or before 5:00 P.M. (New York City time) on any Business Day (defined below) from and including August 21, 2001 to and including the Stated Termination Date; provided, however, that in the event the Stated Termination Date shall not be a Business Day, such Stated Termination Date shall be automatically extended to the next succeeding Business Day. In the event we receive the applicable Draw Certificate on a Business Day on or prior to 11:00 A.M. (New York City time), we hereby irrevocably agree to honor such draw request no later than three (3) Business Days thereafter by payment to you in immediately available funds of the amount demanded in such Draw Certificate. In the event we receive the applicable Draw Certificate on a Business Day after 11:00 A.M. (New York City time), we hereby irrevocably agree to honor such draw request no later than four (4) Business Days thereafter by payment to you in immediately available funds of the amount demanded in such Draw Certificate. We shall have no obligation to verify the accuracy of the information contained in any Draw Certificate or to verify any of the calculations contained in any Draw Certificate. As used herein "Business Day" shall mean any day other than a Saturday or Sunday on which banks in the City and State of New York are not authorized by law or governmental order to close.

               The Stated Amount of this Letter of Credit shall be reduced in the following circumstances:

                      (a) on the date of a payment by us of a draw made pursuant to a Stock Sale Draw Certificate, the Stated Amount of this Letter of Credit shall be reduced by the amount set forth in paragraph 7 of the Stock Sale Draw Certificate;

                      (b) on the date of a payment by us of a draw made pursuant to a Stock Repurchase Draw Certificate, the Stated Amount of this Letter of Credit shall be reduced by the amount set forth in paragraph 6 of the Stock Repurchase Draw Certificate;

                      (c) on the date of a payment by us of a draw made pursuant to a Remainder Stock Repurchase Draw Certificate, the Stated Amount of this Letter of Credit shall be reduced by the amount set forth in paragraph 7 of the Remainder Stock Repurchase Draw Certificate;

                      (d) on the date of a payment by us of a draw made pursuant to a Cash Tender Offer Draw Certificate, the Stated Amount of this Letter of Credit shall be reduced by the amount set forth in paragraph 5 of the Cash Tender Offer Draw Certificate;

                      (e) on the date of a payment by us of a draw made pursuant to a Disgorgement Draw Certificate, the Stated Amount of this Letter of Credit shall be reduced by the amount set forth in paragraph 5 of the Disgorgement Draw Certificate;

                      (f) on the Business Day following the date of receipt by us of a duly completed Early Sale Certificate in the form of Annex F hereto (such certificate, an "Early Sale Certificate"), the Stated Amount of this Letter of Credit shall be reduced by an amount equal to $36.11 times the number of shares of the Common Stock identified in paragraph 1 of such Early Sale Certificate as shares of the Common Stock that you have sold;

                      (g) on the Business Day following the date of receipt by us of a duly completed Reduced Obligation Certificate in the form of Annex G hereto (such certificate, a "Reduced Obligation Certificate"), the Stated Amount of this Letter of Credit shall be reduced by an amount equal to $36.11 times the number of shares of the Common Stock identified in the certification in such Reduced Obligation Certificate as shares of the Common Stock with respect to which the Company no longer has an obligation to make a payment to you;

                      (h) on the Business Day following the date of receipt by us of a duly completed Sale Certificate in the form of Annex H hereto (such certificate, a "Sale Certificate"), the Stated Amount of this Letter of Credit shall be reduced by an amount equal to $36.11 times the number of shares of the Common Stock identified in paragraph 1 of such Sale Certificate as shares of the Common Stock that you have sold; and

                      (i) on the Business Day following the date of receipt by us of a duly completed Repurchase Certificate in the form of Annex I hereto (such certificate, a "Repurchase Certificate," and together with the Early Sale Certificate, the Reduced Obligation Certificate and the Sale Certificate, collectively, the "Reduction Certificates" and individually a "Reduction Certificate"), the Stated Amount of this Letter of Credit shall be reduced by an amount equal to $36.11 times the number of shares of the Common Stock identified in the certification in such Repurchase Certificate as shares of the Common Stock that the Company has repurchased from you.

A Reduction Certificate may be presented to us at our offices as aforesaid on or before 5:00 P.M. (New York City time) on any Business Day.

               Any presentation of a Draw Certificate or a Reduction Certificate may be made (i) in person at our offices located at ______________________________________, or (ii) by overnight courier sent to
________________________________________, Attention: _____________, or at such other address or addresses as we may furnish to you in writing. Any such presentation shall be effective upon our receipt of the Draw Certificate or Reduction Certificate.

               This Letter of Credit sets forth in full our undertaking and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein, and any such reference shall not be deemed to incorporate herein by reference any other document, instrument or agreement.

               This Letter of Credit shall be subject to the provisions of the Uniform Customs and Practice for Documentary Letters of Credit (1993 Revision), International Chamber of Commerce, Publication 500 (the "UCP") and to the laws of the State of New York (regardless of any provision in such laws to the contrary, including without limitation the provisions of Article 5-102 (4) of the Uniform Commercial Code in effect in the State of New York). In the event of any conflict between the provisions of the UCP and the laws of the State of New York, the laws of the State of New York shall control.

               This Letter of Credit is non-transferable and non-negotiable.

                                            Very truly yours,

                                            DEUTSCHE BANK AG, NEW YORK BRANCH



                                            By:
                                               ---------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------


                                            By:
                                               ---------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

                                     ANNEX A

                       FORM OF STOCK SALE DRAW CERTIFICATE


                                     [Date]


Deutsche Bank AG, New York Branch

---------------------------------

---------------------------------

---------------------------------

Attention:
          -----------------------

               Re:    Deutsche Bank AG, Irrevocable Standby Letter of Credit
                      No.
                         ----------------------------------------------------
Ladies and Gentlemen:

               The undersigned, an authorized officer of Caliper Technologies Corp., a Delaware corporation (the "Beneficiary"), hereby, makes reference to that certain Irrevocable Standby Letter of Credit No. _______________ issued by Deutsche Bank AG, New York Branch (the "Bank"), in the favor of the Beneficiary and dated March ___, 2001 (the "Letter of Credit"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in this Letter of Credit.

               The undersigned hereby certifies that:

                      1) as required pursuant to Section 7.2(a) of the Issuance Agreement, on _______________, 20__, the Beneficiary provided notice to the Company that the Beneficiary desired to effect a Disposition (as defined in the Issuance Agreement) of _______________ (______) shares of Common Stock (such shares, the "Offered Shares");

                      2) the Company did not elect to repurchase the Offered Shares;

                      3) as required pursuant to Section 7.2(c) of the Issuance Agreement, on _______________, 20_____,(1) the Beneficiary gave the Company notice that the Beneficiary had Disposed of _______________ (_____) shares of the Offered Shares for a net amount of _________ dollars and __________ cents ($___.___) per share;

--------

        (1) This date cannot be earlier than ten (10) Business Days after the date of the notice referred to in paragraph 1.

                      4) pursuant to Section 7.2(c) of the Issuance Agreement, the Company was obligated to pay to the Beneficiary, on or prior to _______________, 20__,(2) an amount equal to _________ dollars and
        __________ cents ($___.___) per share,(3) for a total payment of
        _________ dollars and __________ cents ($___.___) (such amount, the
        "Draw Amount");

                      5) as of the date hereof, the Company has not paid __________ dollars and __________ cents ($___.___) of the Draw Amount (such unpaid amount, the "Demanded Amount") and such failure to pay remains unremedied;

                      6) the Demanded Amount does not exceed the Stated Amount of the Letter of Credit as of the date hereof; and

                      7) on the date of the payment of the draw demanded pursuant to this Stock Sale Draw Certificate, the Stated Amount of the Letter of Credit shall be reduced by __________ dollars and __________ cents ($___.___).(4)

               Based on the certifications set forth in this certificate, the Beneficiary hereby requests that the Bank make a payment to the Beneficiary under the Letter of Credit in an amount equal to the Demanded Amount.

               IN WITNESS WHEREOF, the undersigned has executed this Stock Sale Draw Certificate as of _______________, 20_____.

                                            CALIPER TECHNOLOGIES CORP.,
                                            a Delaware corporation



                                            By:
                                               ---------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------
----------

        (2) This date cannot be earlier than four (4) Business Days after the date referred to in paragraph 3.

        (3) The amount per share is $36.11 minus the net amount per share set forth in paragraph 3.

        (4) The amount of the reduction in the Stated Amount is $36.11 times the number of shares set forth in paragraph 3.

                                     ANNEX B

                    FORM OF STOCK REPURCHASE DRAW CERTIFICATE


                                     [Date]


Deutsche Bank AG, New York Branch

----------------------------------

----------------------------------

----------------------------------
Attention:
          ------------------------

               Re:    Deutsche Bank AG, Irrevocable Standby Letter of Credit
                      No.
                         ---------------------------------------------------

Ladies and Gentlemen:

               The undersigned, an authorized officer of Caliper Technologies Corp., a Delaware corporation (the "Beneficiary"), hereby, makes reference to that certain Irrevocable Standby Letter of Credit No. _______________ issued by Deutsche Bank AG, New York Branch (the "Bank"), in the favor of the Beneficiary and dated March ___, 2001 (the "Letter of Credit"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in this Letter of Credit.

               The undersigned hereby certifies that:

                      1) as required pursuant to Section 7.2(a) of the Issuance Agreement, on _______________, 20_____, the Beneficiary provided notice to the Company that the Beneficiary desired to effect a Disposition (as defined in the Issuance Agreement) of _______________ (______) shares of Common Stock (such shares, the "Repurchased Shares");

                      2) on _______________, 20_____, the Company elected to
        repurchase the Repurchased Shares pursuant to section 7.2(b) of the Issuance Agreement;

                      3) pursuant to Section 7.2(b)(i) and Section 7.2(b)(ii) of the Issuance Agreement, the Company was obligated to pay to the Beneficiary, on or prior to _______________, 20_____,(1) an amount equal to _________ dollars and __________ cents ($___.___) per share, for a total payment of _________ dollars and __________ cents ($___.___) (such amount, the "Draw Amount");

--------

        (1) This date cannot be earlier than ten (10) Business Days after the date referred to in paragraph 1.

                      4) as of the date hereof, the Company has not paid __________ dollars and __________ cents ($___.___) of the Draw Amount (such unpaid amount, the "Demanded Amount") and such failure to pay remains unremedied; and

                      5) the Demanded Amount does not exceed the Stated Amount of the Letter of Credit as of the date hereof; and

                      6) on the date of the payment of the draw demanded pursuant to this Stock Sale Draw Certificate, the Stated Amount of the Letter of Credit shall be reduced by __________ dollars and __________ cents ($___.___).(2)

               Based on the certifications set forth in this certificate, the Beneficiary hereby requests that the Bank make a payment to the Beneficiary under the Letter of Credit in an amount equal to the Demanded Amount.

               IN WITNESS WHEREOF, the undersigned has executed this Stock Repurchase Draw Certificate as of _______________, 20_____.

                                            CALIPER TECHNOLOGIES CORP.,
                                            a Delaware corporation



                                            By:
                                               ---------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

----------

        (2) The amount of the reduction in the Stated Amount is $36.11 times the number of shares set forth in paragraph 1.

                                     ANNEX C

               FORM OF REMAINDER STOCK REPURCHASE DRAW CERTIFICATE


                                     [Date]


Deutsche Bank AG, New York Branch

----------------------------------

----------------------------------

----------------------------------

Attention:
          ------------------------

               Re:    Deutsche Bank AG, Irrevocable Standby Letter of Credit
                      No.
                         ---------------------------------------------------

Ladies and Gentlemen:

               The undersigned, an authorized officer of Caliper Technologies Corp., a Delaware corporation (the "Beneficiary"), hereby, makes reference to that certain Irrevocable Standby Letter of Credit No. _______________ issued by Deutsche Bank AG, New York Branch (the "Bank"), in the favor of the Beneficiary and dated March ___, 20__ (the "Letter of Credit"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in this Letter of Credit.

               The undersigned hereby certifies that:

                      1) as required pursuant to Section 7.2(a) of the Issuance Agreement, on _______________, 20__, the Beneficiary provided notice to the Company that the Beneficiary desired to effect a Disposition (as defined in the Issuance Agreement) of _______________ (______) shares of Common Stock (such shares, the "Offered Shares");

                      2) the Company did not elect to repurchase the Offered Shares;

                      3) as required pursuant to Section 7.2(d) of the Issuance Agreement, on _______________, 20_____,(1) the Beneficiary gave the Company notice that the Beneficiary had not be able to Dispose of _______________ (_____) shares of the Offered Shares;

                      4) pursuant to Section 7.2(d)(i) and Section 7.2(d)(ii) of the Issuance Agreement, the Company was obligated to pay to the Beneficiary, on or

----------

        (1) This date cannot be earlier than thirty (30) days after the date of the notice referred to in paragraph 1.

        prior to _______________, 20__,(2) an amount equal to thirty-six dollars and eleven cents ($36.11) per share, for a total payment of _________ dollars and __________ cents ($___.___) (such amount, the "Draw Amount");

                      5) as of the date hereof, the Company has not paid __________ dollars and __________ cents ($___.___) of the Draw Amount (such unpaid amount, the "Demanded Amount") and such failure to pay remains unremedied;

                      6) the Demanded Amount does not exceed the Stated Amount of the Letter of Credit as of the date hereof; and

                      7) on the date of the payment of the draw demanded pursuant to this Remainder Stock Sale Draw Certificate, the Stated Amount of the Letter of Credit shall be reduced by __________ dollars and __________ cents ($___.___).(3)

               Based on the certifications set forth in this certificate, the Beneficiary hereby requests that the Bank make a payment to the Beneficiary under the Letter of Credit in an amount equal to the Demanded Amount.

               IN WITNESS WHEREOF, the undersigned has executed this Stock Sale Draw Certificate as of _______________, 20_____.

                                            CALIPER TECHNOLOGIES CORP.,
                                            a Delaware corporation



                                            By:
                                               ---------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

----------

        (2) This date cannot be earlier than four (4) Business Days after the date referred to in paragraph 3.

        (3) The amount of the reduction in the Stated Amount is $36.11 times the number of shares set forth in paragraph 3.

                                     ANNEX D

                   FORM OF CASH TENDER OFFER DRAW CERTIFICATE


                                     [Date]


Deutsche Bank AG, New York Branch

----------------------------------

----------------------------------

----------------------------------
Attention:
          ------------------------

               Re:    Deutsche Bank AG, Irrevocable Standby Letter of Credit
                      No.
                         ----------------------------------------------------

Ladies and Gentlemen:

               The undersigned, an authorized officer of Caliper Technologies Corp., a Delaware corporation (the "Beneficiary"), hereby, makes reference to that certain Irrevocable Standby Letter of Credit No. _______________ issued by Deutsche Bank AG, New York Branch (the "Bank"), in the favor of the Beneficiary and dated March ___, 2001 (the "Letter of Credit"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in this Letter of Credit.

               The undersigned hereby certifies that:

                      1) as required pursuant to Section 7.2(f) of the Issuance Agreement, on _______________, 20__, the Beneficiary provided notice to the Company that it had surrendered _____________ (_________) Covered Shares (as defined in the Issuance Agreement) and received cash in exchange therefor in connection with a tender offer, recapitalization transaction, merger or other business combination;

                      2) pursuant to Section 7.2(f) of the Issuance Agreement, the Company was obligated to pay to the Beneficiary, on or prior to ______, 20__(1), an amount equal to ___________ dollars and _______
        cents ($__.__) per share, for a total payment of ___________ dollars and _______ cents ($__.__) (such amount, the "Draw Amount");

                      3) as of the date hereof, the Company has not paid __________ dollars and __________ cents ($___.___) of the Draw Amount (such

----------

        (1) This date cannot be earlier than four (4) days after the date of the notice referred to in paragraph 1.

        unpaid amount, the "Demanded Amount") and such failure to pay remains unremedied;

                      4) the Demanded Amount does not exceed the Stated Amount of the Letter of Credit as of the date hereof; and

                      5) on the date of the payment of the draw demanded pursuant to this Remainder Stock Sale Draw Certificate, the Stated Amount of the Letter of Credit shall be reduced by __________ dollars and __________ cents ($___.___).(2)

               Based on the certifications set forth in this certificate, the Beneficiary hereby requests that the Bank make a payment to the Beneficiary under the Letter of Credit in an amount equal to the Demanded Amount.

               IN WITNESS WHEREOF, the undersigned has executed this Stock Sale Draw Certificate as of _______________, 20_____.

                                            CALIPER TECHNOLOGIES CORP.,
                                            a Delaware corporation



                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

----------

        (2) The amount of the reduction in the Stated Amount is $36.11 times the number of shares set forth in paragraph 1.

                                     ANNEX E

                      FORM OF DISGORGEMENT DRAW CERTIFICATE

                                     [Date]


Deutsche Bank AG, New York Branch

----------------------------------

----------------------------------

----------------------------------
Attention:
          ------------------------

               Re:    Deutsche Bank AG, Irrevocable Standby Letter of Credit
                      No.
                         ---------------------------------------------------

Ladies and Gentlemen:

               The undersigned, an authorized officer of Caliper Technologies Corp., a Delaware corporation (the "Beneficiary"), hereby, makes reference to that certain Irrevocable Standby Letter of Credit No. _______________ issued by Deutsche Bank AG, New York Branch (the "Bank"), in the favor of the Beneficiary and dated March ___, 2001 (the "Letter of Credit"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in this Letter of Credit.

               The undersigned hereby certifies that:

                      1) on _______________, 20_____, the Beneficiary received a payment from the Company in an amount of _________ dollars and __________ cents ($___.___) pursuant to Section 7.2 of the Issuance Agreement;

                      2) the Company is currently the subject of the Bankruptcy Case;

                      3) on _______________, 20_____, the Beneficiary repaid to
        the Company (or by a trustee in the Bankruptcy Case ) a total amount of _________ dollars and __________ cents ($___.___) (the "Disgorged
        Amount") as a voluntary payment to, or as a result of the recovery by, the Company (or by a trustee in the Bankruptcy Case ) as a preferential transfer or other avoidable transaction in the Bankruptcy Case, which amount is a portion of the amount described in paragraph 1 of this Disgorgement Draw Certificate;

                      4) the Disgorged Amount does not exceed the Stated Amount of the Letter of Credit as of the date of presentment of this Disgorgement Draw Certificate; and

                      5) on the date of the payment of the draw demanded pursuant to this Disgorgement Draw Certificate, the Stated Amount of the Letter of Credit shall be reduced by the Disgorged Amount.

               Based on the certifications set forth in this certificate, the Beneficiary hereby requests that the Bank make a payment to the Beneficiary under the Letter of Credit in an amount equal to the Disgorged Amount.

               IN WITNESS WHEREOF, the undersigned has executed this Disgorgement Draw Certificate as of _______________, 20_____.

                                            CALIPER TECHNOLOGIES CORP.,
                                            a Delaware corporation



                                            By:
                                               ---------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

                                     ANNEX F

                         FORM OF EARLY SALE CERTIFICATE


                                     [Date]


Deutsche Bank AG, New York Branch

----------------------------------

----------------------------------

----------------------------------
Attention:
          ------------------------

               Re:    Deutsche Bank AG, Irrevocable Standby Letter of Credit
                      No.
                         ---------------------------------------------------

Ladies and Gentlemen:

               The undersigned, an authorized officer of Caliper Technologies Corp., a Delaware corporation (the "Beneficiary"), hereby, makes reference to that certain Irrevocable Standby Letter of Credit No. _______________ issued by Deutsche Bank AG, New York Branch (the "Bank"), in the favor of the Beneficiary and dated March ___, 2001 (the "Letter of Credit"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in this Letter of Credit.

               The undersigned hereby certifies that:

                      1) on _______________, 20__, the Beneficiary sold
        _______________ (______) shares of Common Stock (such shares, the "Sold Shares"); and

                      2) pursuant to the Issuance Agreement, any sale by the Beneficiary of shares of Common Stock prior to August 21, 2002 results in a reduction of the obligations of the Company under the Issuance Agreement.

               Based on the certifications set forth in this certificate, the Beneficiary hereby requests that the Stated Amount of the Letter of Credit be reduced by an amount equal to _________ dollars and __________ cents ($___.___).(1)

----------

        (1) The amount is $36.11 times the number of shares set forth in paragraph 1.

               IN WITNESS WHEREOF, the undersigned has executed this Early Sale Certificate as of _______________, 20_____.

                                            CALIPER TECHNOLOGIES CORP.,
                                            a Delaware corporation



                                            By:
                                               ---------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

                                     ANNEX G

                     FORM OF REDUCED OBLIGATION CERTIFICATE


                                     [Date]


Deutsche Bank AG, New York Branch

----------------------------------

----------------------------------

----------------------------------
Attention:
          ------------------------

               Re:    Deutsche Bank AG, Irrevocable Standby Letter of Credit
                      No.
                         ---------------------------------------------------

Ladies and Gentlemen:

               The undersigned, an authorized officer of Caliper Technologies Corp., a Delaware corporation (the "Beneficiary"), hereby, makes reference to that certain Irrevocable Standby Letter of Credit No. _______________ issued by Deutsche Bank AG, New York Branch (the "Bank"), in the favor of the Beneficiary and dated March ___, 2001 (the "Letter of Credit"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in this Letter of Credit.

               The undersigned hereby certifies that, pursuant to Section 7.3(a) of the Issuance Agreement, on _______________, 20__, the Company no longer has an obligation to make payments to the Beneficiary with respect to _______________ (______) shares of Common Stock.

               Based on the certifications set forth in this certificate, the Beneficiary hereby requests that the Stated Amount of the Letter of Credit be reduced by an amount equal to _________ dollars and __________ cents ($___.___).(1)

               IN WITNESS WHEREOF, the undersigned has executed this Reduced Obligation Certificate as of _______________, 20_____.

                                            CALIPER TECHNOLOGIES CORP.,
                                            a Delaware corporation



                                            By:
                                               ---------------------------------
                                                Name:
                                                     ---------------------------

----------

        (1) The amount is $36.11 times the number of shares set forth in the certification above.

                                                Title:
                                                      --------------------------

                                     ANNEX H

                            FORM OF SALE CERTIFICATE


                                     [Date]


Deutsche Bank AG, New York Branch

---------------------------------

---------------------------------

---------------------------------
Attention:
          -----------------------

               Re:    Deutsche Bank AG, Irrevocable Standby Letter of Credit
                      No.
                         ---------------------------------------------------

Ladies and Gentlemen:

               The undersigned, an authorized officer of Caliper Technologies Corp., a Delaware corporation (the "Beneficiary"), hereby, makes reference to that certain Irrevocable Standby Letter of Credit No. _______________ issued by Deutsche Bank AG, New York Branch (the "Bank"), in the favor of the Beneficiary and dated March ___, 2001 (the "Letter of Credit"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in this Letter of Credit.

               The undersigned hereby certifies that:

                      1)     on _______________, 20__, the Beneficiary sold
        _______________ (______) shares of Common Stock (such shares, the "Sold Shares"); and

                      2) The Company has made all payments, if any, required to be made by the Company to the Beneficiary pursuant to the Issuance Agreement with respect to the Sold Shares.

               Based on the certifications set forth in this certificate, the Beneficiary hereby requests that the Stated Amount of the Letter of Credit be reduced by an amount equal to _________ dollars and __________ cents ($___.___).(1)

----------

        (1) The amount is $36.11 times the number of shares set forth in paragraph 1.

               IN WITNESS WHEREOF, the undersigned has executed this Sale Certificate as of _______________, 20_____.

                                            CALIPER TECHNOLOGIES CORP.,
                                            a Delaware corporation



                                            By:
                                               ---------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

                                     ANNEX I

                         FORM OF REPURCHASE CERTIFICATE


                                     [Date]


Deutsche Bank AG, New York Branch

----------------------------------

----------------------------------

----------------------------------
Attention:
          ------------------------

               Re:    Deutsche Bank AG, Irrevocable Standby Letter of Credit
                      No.
                         ---------------------------------------------------

Ladies and Gentlemen:

               The undersigned, an authorized officer of Caliper Technologies Corp., a Delaware corporation (the "Beneficiary"), hereby, makes reference to that certain Irrevocable Standby Letter of Credit No. _______________ issued by Deutsche Bank AG, New York Branch (the "Bank"), in the favor of the Beneficiary and dated March ___, 2001 (the "Letter of Credit"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in this Letter of Credit.

               The undersigned hereby certifies that on _______________, 20__, the Company repurchased _______________ (______) shares of Common Stock from the Beneficiary.

               Based on the certifications set forth in this certificate, the Beneficiary hereby requests that the Stated Amount of the Letter of Credit be reduced by an amount equal to _________ dollars and __________ cents ($___.___).(1)

               IN WITNESS WHEREOF, the undersigned has executed this Repurchase Certificate as of _______________, 20_____.

                                            CALIPER TECHNOLOGIES CORP.,
                                            a Delaware corporation



                                            By:
                                               ---------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------
-----------

        (1) The amount is $36.11 times the number of shares set forth in the certification above.



                                       I-1